UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): December 22, 2006

                                  ENERGTEK INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
                 (State or Other Jurisdiction of Incorporation)

        0-51249                                           42-1708652
        --------                                          ----------
(Commission File Number)                       (IRS Employer Identification No.)

                            26 East Hawthorne Avenue
                             Valley Stream, NY 11580
               (Address of Principal Executive Offices, Zip Code)

                                 (516) 887-8200
              (Registrant's Telephone Number, Including Area Code)

     -----------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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

Section 3 - Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities

As of December 28, 2006, Energtek Inc. (the "Company") has issued an aggregate of 1,200,000 shares of the Company's common stock to two non-US persons pursuant to Regulation S Subscription Agreements entered into with each such person. The purchase price paid to the Company for the purchase of such shares was $0.05 per share, amounting in the aggregate to $60,000. An additional 120,000 shares of the Company's common stock was issued to a non-US person as commission paid in connection with the sale of such shares. The shares were offered and sold pursuant to a placement held under Regulation S promulgated under the Securities Act. The Company did not make any offers in the United States, each of the purchasers was outside the United States, and there were no selling efforts in the United States.

For all the terms and conditions of the Regulation S Subscription Agreements, reference is hereby made to the form of such agreement annexed hereto as Exhibits 10.1. All statements made herein concerning the foregoing agreement are qualified by references to said exhibit.

As of December 28, 2006, the Company has issued an aggregate of 2,560,000 shares of its common stock to six persons as compensation for consulting services and other services rendered to the Company by such persons. The shares were issued under Section 4(2) of the Securities Act of 1933, as amended.

Section 5 - Corporate Governance and Management

Item 5.03 Amendments to Articles of  Incorporation  or Bylaws;  Change in Fiscal
Year

On December 22, 2006, the Registrant amended its Bylaws by deleting in its entirety Article IV, Section 16 of the Bylaws. Such provision had provided that the directors of the Registrant shall not receive any salary for their services but the Board may fix an amount to compensate board members for attending board meetings.

Section 9-Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of business acquired. Not applicable (b) Pro forma financial information. Not applicable (c) Exhibits

Exhibit 3.1       Bylaws*
Exhibit 3.2       First Amendment to Bylaws, adopted December 22, 2006**
Exhibit 10.1      Form of Subscription Agreement**

*     Previously filed as an exhibit to the Definitive Proxy Statement on
      Schedule 14A, filed with the Securities and Exchange Commission on July 28, 2006

**    Attached hereto


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

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 29, 2006

                                  ENERGTEK INC.


                                  By:     /s/ Doron Uziel
                                          ---------------
                                  Name:   Doron Uziel
                                  Title:  President, Chief Executive Officer,
                                          Chief Financial Officer, and Chief
                                          Accounting Officer


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